Exhibit 10.13

EXECUTION VERSION

VIKING CRUISES LTD

AND EACH OF THE GUARANTORS PARTY HERETO

5.875% SENIOR NOTES DUE 2027

SECOND SUPPLEMENTAL INDENTURE

Dated as of January 31, 2018

to

INDENTURE

Dated as of September 20, 2017

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of January 31, 2018, among Viking Cruises Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Company”), the Guarantors party hereto and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under the Indenture hereinafter referred to (in such capacity, the “Trustee”).

RECITALS

WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an Indenture dated as of September 20, 2017 (as amended and supplemented, the “Indenture”), pursuant to which the Company has issued $550,000,000 aggregate principal amount of its 5.875% Senior Notes due 2027 (the “Notes”), which are guaranteed by the Guarantors;

WHEREAS, Section 9.02 of the Indenture provides, among other things, that the Company, the Guarantors and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes;

WHEREAS, the Company and the Guarantors distributed a Consent Solicitation Statement, dated as of January 24, 2018 (the “Consent Solicitation Statement”), in order to solicit consents (the “Consent Solicitation”) from the Holders to certain amendments to the Indenture (the “Amendments”);

WHEREAS, Holders of at least a majority in aggregate principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consent to the Amendments;

WHEREAS, the Company has filed with the Trustee evidence satisfactory to the Trustee of such consents;

WHEREAS, the Company and the Guarantors have requested and hereby direct that the Trustee join with the Company and the Guarantors in the execution of this Supplemental Indenture, in order to memorialize the Amendments;

WHEREAS, the Company has duly adopted, and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution and approving this Supplemental Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture by the Company and the Guarantors and to make this Supplemental Indenture valid and binding on the Company and the Guarantors have been complied with or have been done or performed.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

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ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

ARTICLE II

AMENDMENTS

Section 2.01 Amendment to Section 1.01.

(a) Clause (12) of the definition of “Consolidated Net Income” in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

(12) the cumulative effect of a change in accounting principles will be excluded; except that with respect to a change in accounting principle (x) to comply with the treatment of direct marketing and advertising costs under IAS 38, Intangible Assets, (y) with respect to Vessels from the fair value method to the cost method or (z) to comply with the revenue recognition requirements of IFRS 15, the cumulative effect of such change will be included.

ARTICLE III

EFFECT

Section 3.01 Effectiveness.

Holders of at least a majority in aggregate principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consent to the Amendments. This Supplemental Indenture shall become effective upon its execution and delivery by the parties hereto. Notwithstanding the foregoing, the amendments set forth in Article II above shall become operative only when consents representing at least a majority of the then aggregate outstanding principal amount of the Notes are accepted pursuant to the Consent Solicitation and the Company pays the consent fee payable pursuant to the Consent Solicitation. If, after the date hereof, the Consent Solicitation is terminated or withdrawn or the other conditions set forth in this Section 3.01 are not satisfied, the amendments set forth in Article II hereof shall have no effect and the Indenture shall be deemed to be amended so that it reads the same as it did immediately prior to the date hereof and this Supplemental Indenture shall be deemed null and void.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Governing Law.

THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

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Section 4.02 Counterpart Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf”) shall be deemed to be their original signatures for all purposes.

Section 4.03 Table of Contents; Headings.

The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 4.04 Trustee Not Responsible for Recitals.

The statements and recitals contained herein shall be taken as statements of the Company and the Guarantors, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to (i) the validity, sufficiency or adequacy of this Supplemental Indenture, (ii) the proper authorization hereby by the Company or the Guarantors by action or otherwise, (iii) the due execution hereof by the Company or the Guarantors or (iv) the consequences of any amendment herein provided for.

Section 4.05 Adoption, Ratification and Confirmation.

The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 4.06 Enforceability.

The Company and the Guarantors hereby represent and warrant that this Supplemental Indenture is their legal, valid and binding obligation, enforceable against each of them in accordance with its terms.

Section 4.07 Severability.

In case any provision in this Supplemental Indenture is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

VIKING CRUISES LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES PORTUGAL, S.A., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES CHINA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SUN LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Second Supplemental Indenture]

VIKING SEA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP V LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VI LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Second Supplemental Indenture]

VIKING OCEAN CRUISES SHIP VIII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP IX LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP X LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XI LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Second Supplemental Indenture]

VIKING USA LLC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES FINANCE LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP I LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Second Supplemental Indenture]

DILO HOLDINGS LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

LASPENTA HOLDINGS LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CATERING AG, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CROISIERES S.A., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES AG, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Second Supplemental Indenture]

VIKING RIVER CRUISES (BERMUDA) LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES, INC., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES (INTERNATIONAL) LLC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES UK LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Second Supplemental Indenture]

VIKING SERVICES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER TOURS LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

PASSENGER FLEET LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Second Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[lllegible]
Authorized Signatory

[Signature Page to Second Supplemental Indenture]